UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 26, 2009


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-7699                         95-1948322
(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


              3125 Myers Street, Riverside, California 92503-5527
                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

                             Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





INFORMATION INCLUDED IN THIS REPORT

Item 8.01  Other Events

       On January 26, 2009, the Company issued a news release, attached hereto as Exhibit 99.1, indicating that its common stock is now also quoted on the OTC Bulletin Board under the symbol FLTW.OB, as well as on the Pink Sheets.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

        The following exhibits are filed with this current report on Form 8-K:

Exhibit Number          Description of Exhibit

     99.1          News release of Fleetwood Enterprises, Inc. dated
                   January 26, 2009.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2009
                                   FLEETWOOD ENTERPRISES, INC.



                                   By: /s/ Leonard J. McGill
                                       --------------------------
                                      Leonard J. McGill
                                      Senior Vice President, Corporate
                                      Development, General Counsel and
                                      Secretary


Index to Exhibits

99.1   News release of Fleetwood Enterprises, Inc. dated January 26, 2009.